UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 7, 2024

Premier, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36092	35-2477140
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13034 Ballantyne Corporate Place Charlotte, NC 28277
(Address of principal executive offices) (Zip Code)

(704) 357-0022 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Premier, Inc. (the “Company”) maintains an annual equity award program for its executive officers that includes a mix of performance-based restricted stock unit awards (“PSAs”) as well as time-based-vesting restricted stock unit awards. These equity awards provide the opportunity for the Company’s executives to earn shares of the Company’s common stock depending on whether and to what extent vesting conditions for granted awards are satisfied. In the case of PSAs, vesting is determined based on the Company’s performance against predetermined performance goals during a three-year performance cycle.

At meetings held on August 7 and 8, 2024, the Company’s Board of Directors and its Compensation Committee approved the granting of fiscal year 2025 annual equity awards to the Company’s executive officers. Based on stockholder feedback and other considerations, the new fiscal year 2025 annual PSAs were approved with a modification as compared to PSAs awarded in prior fiscal years to add Company net revenue as a second and equally-weighted measure along with adjusted earnings per share to balance the focus of these awards on the Company’s top- and bottom-line growth. The Board and Compensation Committee also modified the PSAs such that vesting will occur at the end of a three-year performance period based on achievement against separate targets that are set for each measure in each of the three fiscal years within the performance period (and not an aggregate target for the entire performance period).

Adjusted earnings per share is a non-GAAP financial measure. This financial measure is not in accordance with or an alternative to GAAP. Refer to the Company’s most recent periodic filing with the Securities and Exchange Commission for the definition of this financial measure and further explanation and disclosure regarding the Company’s use of this measure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

	By:	/s/ Michael J. Alkire
Name: Michael J. Alkire
Title: President and Chief Executive Officer
Date: August 12, 2024